SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                        Date of Report:    June 25, 1999

                Date of Earliest Event Reported:  June 24, 1999


                               TANDYCRAFTS, INC.

                             A DELAWARE CORPORATION


               1-7258                            75-1475224
               ------                            ----------
      (Commission File Number)       (IRS Employer Identification No.)



                              1400 Everman Parkway
                            Fort Worth, Texas  76140
                                 (817) 551-9600

ITEM 5.   OTHER EVENTS
          ------------

          (a) On June 24, 1999, Registrant issued a press release announcing it had added retail industry veteran Colon O. Washburn as a new board member.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c)  Exhibits.
               --------

               Exhibit
               Number                     Description
               --------  -------------------------------------------

                99 Copy of press release announcing it had added retail industry veteran Colon O. Washburn as a new board member.


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                          TANDYCRAFTS, INC.


Date:  June 25, 1999                      By:/s/ Michael J. Walsh
                                             --------------------------
                                             Michael J. Walsh, President
                                             and Chief Executive Officer


Date:  June 25, 1999                      By:/s/ James D. Allen
                                             --------------------------
                                             James D. Allen, Executive Vice
                                             President and Chief Financial
                                             Officer


Date:  June 25, 1999                      By:/s/ Troy A. Huseman
                                             --------------------------
                                             Troy A. Huseman
                                             Assistant Vice President and
                                             Controller